Exhibit 99.3

FOURTH QUARTER 2019

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for various financial and operating metrics and statements about future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

4Q 2019 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Value Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

4Q 2019 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Selected Income Statement Data
Net financing revenue (ex. Core OID) (1)	$1,164	$1,195	$1,164	$1,139	$1,163	$(32)	$1	$4,662	$4,476	$186
Core OID	(8)	(7)	(7)	(7)	(23)	(0)	15	(29)	(86)	57
Net financing revenue (as reported)	1,156	1,188	1,157	1,132	1,140	(32)	16	4,633	4,390	243
Other revenue (ex. change in the fair value of equity securities) (2)	458	424	393	396	393	34	65	1,672	1,535	136
Change in the fair value of equity securities (3)	29	(11)	2	70	(95)	40	124	89	(121)	211
Other revenue (as reported)	487	413	395	466	298	74	189	1,761	1,414	347
Provision for loan losses	276	263	177	282	266	13	10	998	918	80

Total noninterest expense (4)	880	838	881	830	804	42	76	3,429	3,264	165

Pre-tax income from continuing operations	487	500	494	486	368	(13)	119	1,967	1,622	345
Income tax expense / (benefit)	106	119	(90)	111	79	(13)	27	246	359	(113)
(Loss) / income from discontinued operations, net of tax	(3)	—	(2)	(1)	1	(3)	(4)	(6)	—	(6)

Net income attributable to common shareholders	$378	$381	$582	$374	$290	$(3)	$88	$1,715	$1,263	$452

Selected Balance Sheet Data (Period-End)
Total assets	$180,644	$181,485	$180,448	$180,117	$178,869	$(841)	$1,775
Consumer loans	89,924	90,081	90,698	89,211	87,240	(157)	2,684
Commercial loans	38,307	38,528	38,512	40,844	42,686	(221)	(4,379)
Allowance for loan losses	(1,263)	(1,277)	(1,282)	(1,288)	(1,242)	14	(21)
Deposits	120,752	119,230	116,325	113,299	106,178	1,522	14,574
Total equity	14,416	14,450	14,316	13,699	13,268	(34)	1,148

Common Share Count
Weighted average basic (5)	380,793	390,205	398,100	404,129	411,931	(9,413)	(31,138)	393,234	425,165	(31,931)
Weighted average diluted (5)	383,391	392,604	399,916	405,959	414,750	(9,213)	(31,359)	395,395	427,680	(32,285)
Issued shares outstanding (period-end)	374,332	383,523	392,775	399,761	404,900	(9,191)	(30,568)

Per Common Share Data
Earnings per share (basic) (5)	$0.99	$0.98	$1.46	$0.93	$0.70	$0.02	$0.29	$4.36	$2.97	$1.39
Earnings per share (diluted) (5)	0.99	0.97	1.46	0.92	0.70	0.02	0.29	4.34	2.95	1.38
Adjusted earnings per share (6)	0.95	1.01	0.97	0.80	0.92	(0.06)	0.03	3.72	3.34	0.39
Book value per share	38.5	37.7	36.4	34.3	32.8	0.8	5.7	38.5	32.8	5.7
Tangible book value per share (7)	37.3	37.0	35.7	33.6	32.1	0.4	5.2	37.3	32.1	5.2
Adjusted tangible book value per share (7)	35.1	34.7	33.6	31.4	29.9	0.3	5.1	35.1	29.9	5.1

Select Financial Ratios
Net interest margin (as reported)	2.64%	2.70%	2.66%	2.67%	2.66%			2.67%	2.65%
Net interest margin (ex. Core OID) (8)	2.66%	2.72%	2.67%	2.69%	2.72%			2.68%	2.70%
Cost of funds	2.55%	2.66%	2.74%	2.70%	2.60%			2.66%	2.38%
Cost of funds (ex. Core OID) (8)	2.51%	2.62%	2.70%	2.66%	2.52%			2.62%	2.31%
Efficiency Ratio (9)	53.6%	52.3%	56.8%	51.9%	55.9%			53.6%	56.2%
Adjusted efficiency ratio (8)(9)	49.4%	45.3%	46.1%	48.9%	46.9%			47.4%	47.6%
Return on average assets (10)	0.8%	0.8%	1.3%	0.8%	0.7%			1.0%	0.7%
Return on average total equity (10)	10.5%	10.6%	16.6%	11.1%	8.8%			12.4%	9.4%
Return on average tangible common equity (10)	10.7%	10.8%	17.0%	11.3%	9.0%			12.7%	9.8%
Core ROTCE (11)	11.2%	12.3%	12.4%	10.9%	13.4%			12.0%	12.3%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.5%	9.6%	9.5%	9.3%	9.1%
Tier 1 capital ratio	11.2%	11.2%	11.2%	11.0%	10.8%
Total capital ratio	12.8%	12.8%	12.7%	12.5%	12.3%
Tier 1 leverage ratio	9.1%	9.1%	9.0%	9.0%	9.0%

(1)	Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.
(2)

Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3)

Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5)	Includes shares related to share-based compensation that vested but were not yet issued.
(6)	Represents a non-GAAP financial measure. For more details refer to page 21.
(7)	Represents a non-GAAP financial measure. For more details refer to page 22.
(8)	Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.
(9)	Represents a non-GAAP financial measure. For more details refer to page 24.
(10)	Return metrics are annualized.
(11)	Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.
(12)	Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

4Q 2019 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,811	$1,859	$1,860	$1,807	$1,790	$(48)	$21	$7,337	$6,688	$649
Interest on loans held-for-sale	4	8	3	2	5	(4)	(1)	17	15	2
Total interest and dividends on investment securities	217	221	227	222	211	(4)	6	887	729	158
Interest-bearing cash	15	19	21	23	22	(4)	(7)	78	72	6
Other earning assets	17	16	17	18	15	1	2	68	59	9
Operating leases	378	368	363	361	365	10	13	1,470	1,489	(19)

Total financing revenue and other interest income	2,442	2,491	2,491	2,433	2,408	(49)	34	9,857	9,052	805
Interest expense
Interest on deposits	637	658	651	592	523	(21)	114	2,538	1,735	803
Interest on short-term borrowings	21	33	37	44	48	(12)	(27)	135	149	(14)
Interest on long-term debt	366	378	407	419	457	(12)	(91)	1,570	1,753	(183)

Total interest expense	1,024	1,069	1,095	1,055	1,028	(45)	(4)	4,243	3,637	606
Depreciation expense on operating lease assets	262	234	239	246	240	28	22	981	1,025	(44)

Net financing revenue (as reported)	$1,156	$1,188	$1,157	$1,132	$1,140	$(32)	$16	$4,633	$4,390	$243
Other revenue
Servicing fees	3	4	5	6	6	(1)	(3)	18	27	(10)
Insurance premiums and service revenue earned	285	280	261	261	269	5	16	1,087	1,022	65
Gain on mortgage and automotive loans, net	6	10	2	10	6	(4)	—	28	25	3
Other gain/loss on investments, net	69	27	39	108	(87)	42	156	243	(50)	293
Other income, net of losses	125	92	88	81	104	33	21	386	390	(3)

Total other revenue	487	413	395	466	298	74	189	1,761	1,414	347
Total net revenue	1,643	1,601	1,552	1,598	1,438	42	205	6,394	5,804	590
Provision for loan losses	276	263	177	282	266	13	10	998	918	80
Noninterest expense
Compensation and benefits expense	312	296	296	318	283	16	29	1,222	1,155	67
Insurance losses and loss adjustment expenses	61	74	127	59	54	(13)	7	321	295	26
Other operating expenses	507	468	458	453	467	39	40	1,886	1,814	72

Total noninterest expense	880	838	881	830	804	42	76	3,429	3,264	165
Pre-tax income from continuing operations	$487	$500	$494	$486	$368	$(13)	$119	$1,967	$1,622	$345
Income tax expense / (benefit) from continuing operations	106	119	(90)	111	79	(13)	27	246	359	(113)

Net income from continuing operations	381	381	584	375	289	—	92	1,721	1,263	458
(Loss) / income from discontinued operations, net of tax	(3)	—	(2)	(1)	1	(3)	(4)	(6)	—	(6)

Net income	$378	$381	$582	$374	$290	$(3)	$88	$1,715	$1,263	$452

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,164	$1,195	$1,164	$1,139	$1,163	$(32)	$1	$4,662	$4,476	$186
Adjusted other revenue (2)	458	424	393	396	393	34	65	1,672	1,535	136
Provision for loan losses	276	263	177	282	266	13	10	998	918	80
Noninterest expense	880	838	881	830	804	42	76	3,429	3,264	165

Core pre-tax income (3)	$466	$519	$499	$423	$486	$(53)	$(20)	$1,907	$1,829	$78
Core OID	(8)	(7)	(7)	(7)	(23)	(0)	15	(29)	(86)	57
Change in the fair value of equity securities (4)	29	(11)	2	70	(95)	40	124	89	(121)	211

Pre-tax income from continuing operations	$487	$500	$494	$486	$368	$(13)	$119	$1,967	$1,622	$345

(1)	Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.
(2)

Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3)

Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4)

Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

4Q 2019 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18
Assets
Cash and cash equivalents
Noninterest-bearing	$619	$723	$659	$946	$810	$(104)	$(191)
Interest-bearing	2,936	2,894	2,904	3,011	3,727	42	(791)

Total cash and cash equivalents	3,555	3,617	3,563	3,957	4,537	(62)	(982)
Investment securities (1)	32,468	32,572	31,740	30,553	28,438	(104)	4,030
Loans held-for-sale, net	158	1,000	275	107	314	(842)	(156)
Finance receivables and loans	128,231	128,609	129,210	130,055	129,926	(378)	(1,695)
Allowance for loan losses	(1,263)	(1,277)	(1,282)	(1,288)	(1,242)	14	(21)

Total finance receivables and loans, net	126,968	127,332	127,928	128,767	128,684	(364)	(1,716)
Investment in operating leases, net	8,864	8,653	8,407	8,339	8,417	211	447
Premiums receivables and other insurance assets	2,558	2,521	2,460	2,401	2,326	37	232
Other assets	6,073	5,790	6,075	5,993	6,153	283	(80)

Total assets	$180,644	$181,485	$180,448	$180,117	$178,869	$(841)	$1,775

Liabilities
Deposit liabilities
Noninterest-bearing	$119	$156	$162	$141	$142	$(37)	$(23)
Interest-bearing	120,633	119,074	116,163	113,158	106,036	1,559	14,597

Total deposit liabilities	120,752	119,230	116,325	113,299	106,178	1,522	14,574
Short-term borrowings	5,531	5,335	6,519	6,115	9,987	196	(4,456)
Long-term debt	34,027	35,730	37,466	41,490	44,193	(1,703)	(10,166)
Interest payable	641	894	744	696	523	(253)	118
Unearned insurance premiums and service revenue	3,305	3,246	3,171	3,096	3,044	59	261
Accrued expense and other liabilities	1,972	2,600	1,907	1,722	1,676	(628)	296

Total liabilities	$166,228	$167,035	$166,132	$166,418	$165,601	$(807)	$627

Equity
Common stock and paid-in capital (2)	$18,350	$18,628	$18,914	$19,119	$19,296	$(278)	$(946)
Accumulated deficit	(4,057)	(4,368)	(4,682)	(5,195)	(5,489)	311	1,432
Accumulated other comprehensive income / (loss)	123	190	84	(225)	(539)	(67)	662

Total equity	14,416	14,450	14,316	13,699	13,268	(34)	1,148

Total liabilities and equity	$180,644	$181,485	$180,448	$180,117	$178,869	$(841)	$1,775

(1)	Includes held-to-maturity securities.
(2)	Includes Treasury stock.

4Q 2019 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		Full Year
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Assets
Interest-bearing cash and cash equivalents	$3,811	$3,539	$3,713	$4,212	$4,311	$272	$(500)	$3,837	$4,365	$(528)
Investment securities and other earning assets	33,680	32,708	32,446	30,555	28,926	972	4,754	32,357	27,399	4,958
Loans held-for-sale, net	405	745	191	190	394	(340)	11	375	287	88
Total finance receivables and loans, net (2)	127,184	128,799	129,950	128,663	127,681	(1,615)	(497)	128,654	124,932	3,722
Investment in operating leases, net	8,749	8,525	8,370	8,389	8,516	224	233	8,509	8,590	(81)

Total interest earning assets	173,829	174,316	174,670	172,009	169,828	(487)	4,001	173,732	165,573	8,159
Noninterest-bearing cash and cash equivalents	297	391	544	445	432	(94)	(135)	418	493	(75)
Other assets	7,232	7,012	6,722	6,558	6,412	220	820	6,864	6,267	597
Allowance for loan losses	(1,277)	(1,287)	(1,284)	(1,248)	(1,247)	10	(30)	(1,274)	(1,266)	(8)

Total assets	$180,081	$180,432	$180,652	$177,764	$175,425	$(351)	$4,656	$179,740	$171,067	$8,673

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$102,362	$99,874	$96,855	$91,881	$86,897	$2,488	$15,465	$94,476	$82,783	$11,694
Other interest-bearing deposit liabilities (3)	17,553	17,615	17,402	17,291	16,763	(62)	790	20,768	16,273	4,494

Total Interest-bearing deposit liabilities	119,915	117,489	114,257	109,172	103,660	2,426	16,255	115,244	99,056	16,188
Short-term borrowings	4,283	5,550	5,887	7,054	8,082	(1,267)	(3,799)	5,686	7,674	(1,988)
Long-term debt (4)	34,954	36,395	40,222	42,396	45,257	(1,441)	(10,303)	38,466	45,893	(7,427)

Total interest-bearing liabilities (4)	159,152	159,434	160,366	158,622	156,999	(282)	2,153	159,396	152,623	6,773
Noninterest-bearing deposit liabilities	142	149	135	137	142	(7)	—	141	133	8
Other liabilities	6,352	6,468	6,357	5,660	5,330	(116)	1,022	6,215	5,222	993

Total liabilities	$165,646	$166,051	$166,858	$164,419	$162,471	$(405)	$3,175	$165,752	$157,978	$7,774

Equity
Total equity	$14,435	$14,381	$13,794	$13,345	$12,954	$54	$1,481	$13,988	$13,089	$899

Total liabilities and equity	$180,081	$180,432	$180,652	$177,764	$175,425	$(351)	$4,656	$179,740	$171,067	$8,673

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).
(4)	Includes average Core OID balance of $1,067 million in 4Q 19, $1,075 million in 3Q 19, $1,082 million in 2Q 19, $1,089 million in 1Q 19, and $1,104 million in 4Q 18.

4Q 2019 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Pre-tax Income / (Loss)
Automotive Finance	$401	$429	$459	$329	$335	$(28)	$66	$1,618	$1,368	$250
Insurance	114	56	—	145	(13)	58	127	315	80	235

Dealer Financial Services	515	485	459	474	322	30	193	1,933	1,448	485
Corporate Finance	50	44	46	13	21	6	29	153	144	9
Mortgage Finance	2	11	14	13	15	(9)	(13)	40	45	(5)
Corporate and Other (1)	(80)	(40)	(25)	(14)	10	(40)	(90)	(159)	(15)	(144)

Pre-tax income from continuing operations	$487	$500	$494	$486	$368	$(13)	$119	$1,967	$1,622	$345
Core OID (2)	8	7	7	7	23	0	(15)	29	86	(57)
Change in the fair value of equity securities (3)	(29)	11	(2)	(70)	95	(40)	(124)	(89)	121	(211)

Core pre-tax income (4)	$466	$519	$499	$423	$486	$(53)	$(20)	$1,907	$1,829	$78

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)

Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4)

Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

4Q 2019 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Income Statement
Net financing revenue
Consumer	$1,234	$1,227	$1,184	$1,130	$1,120	$7	$114	$4,775	$4,287	$488
Commercial	342	385	412	422	422	(43)	(80)	1,561	1,516	45
Loans held for sale	(1)	—	—	1	2	(1)	(3)	—	3	(3)
Operating leases	378	368	363	361	365	10	13	1,470	1,489	(19)
Other interest income	1	3	3	1	2	(2)	(1)	8	7	1

Total financing revenue and other interest income	1,954	1,983	1,962	1,915	1,911	(29)	43	7,814	7,302	512
Interest expense	631	671	701	689	692	(40)	(61)	2,692	2,508	184
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	265	262	261	262	268	3	(3)	1,050	1,115	(65)
Remarketing gains	3	28	23	15	28	(26)	(25)	69	90	(21)

Total depreciation expense on operating lease assets	262	234	239	246	240	28	22	981	1,025	(44)

Net financing revenue	1,061	1,078	1,022	980	979	(17)	82	4,141	3,769	372
Other revenue
Servicing fees	2	3	4	5	6	(1)	(4)	13	27	(14)
Gain/(loss) on automotive loans, net	—	—	—	8	4	—	(4)	8	22	(14)
Other income	58	57	57	56	50	2	8	228	220	8

Total other revenue	61	59	61	68	60	2	1	249	269	(20)

Total net revenue	1,122	1,137	1,083	1,048	1,039	(15)	83	4,390	4,038	352
Provision for loan losses	255	265	180	262	262	(10)	(7)	962	920	42
Noninterest expense
Compensation and benefits	133	128	127	136	124	5	9	524	505	19
Other operating expenses	333	315	317	321	318	18	15	1,286	1,245	41

Total noninterest expense	466	443	444	457	442	23	24	1,810	1,750	60

Pre-tax income	$401	$429	$459	$329	$335	$(28)	$66	$1,618	$1,368	$250

Memo: Net lease revenue
Operating lease revenue	$378	$368	$363	$361	$365	$10	$13	$1,470	$1,489	$(19)
Depreciation expense on operating lease assets (ex. remarketing)	265	262	261	262	268	3	(3)	1,050	1,115	(65)
Remarketing gains (losses), net of repo valuation	3	28	23	15	28	(26)	(25)	69	90	(21)

Total depreciation expense on operating lease assets	262	234	239	246	240	28	22	981	1,025	(44)

Net lease revenue	$116	$134	$124	$115	$125	$(18)	$(9)	$489	$464	$25

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$—	$—
Consumer loans	72,254	72,894	72,746	71,490	70,515	(640)	1,739
Commercial loans	32,490	33,330	33,575	35,726	38,134	(840)	(5,644)
Allowance for loan losses	(1,130)	(1,156)	(1,146)	(1,138)	(1,111)	26	(19)

Total finance receivables and loans, net	103,614	105,068	105,175	106,078	107,538	(1,454)	(3,924)
Investment in operating leases, net	8,864	8,653	8,407	8,339	8,417	211	447
Other assets	1,362	1,352	1,350	1,349	1,326	10	36

Total assets	$113,863	$115,096	$114,955	$115,789	$117,304	$(1,233)	$(3,441)

4Q 2019 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.2	$1.3	$1.2	$1.0	$1.1	$(0.1)	$0.1	$4.7	$4.7	$(0.1)
Retail standard - new vehicle Chrysler	0.8	0.9	0.9	0.8	0.8	(0.1)	(0.0)	3.3	3.4	(0.1)
Retail standard - new vehicle Growth	1.0	1.2	1.3	1.2	1.1	(0.2)	(0.2)	4.8	4.7	0.1
Used vehicle	3.9	4.6	5.3	5.2	4.3	(0.7)	(0.3)	19.0	18.2	0.7
Lease	1.2	1.3	1.1	0.9	0.8	(0.1)	0.4	4.4	4.1	0.3
Retail subvented	0.0	0.1	0.1	0.1	0.1	(0.0)	(0.0)	0.2	0.3	(0.1)

Total originations	$8.1	$9.3	$9.7	$9.2	$8.2	$(1.1)	$(0.1)	$36.3	$35.4	$0.9

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.1	$2.2	$2.2	$2.1	$2.0	$(0.1)	$0.0	$8.7	$8.7	$(0.1)
Prime (660-739)	2.9	3.4	3.6	3.3	3.0	(0.5)	(0.1)	13.3	12.9	0.4
Prime/Near (620-659)	1.6	2.0	2.1	2.1	1.8	(0.4)	(0.2)	7.7	8.1	(0.4)
Non Prime (540-619)	0.8	0.9	1.0	0.9	0.7	(0.1)	0.1	3.5	3.1	0.4
Sub Prime (0-539)	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)	0.4	0.3	0.0
Commercial Services Group (2)	0.7	0.7	0.7	0.7	0.6	0.0	0.0	2.7	2.2	0.5

Total originations	$8.1	$9.3	$9.7	$9.2	$8.2	$(1.1)	$(0.1)	$36.3	$35.4	$0.9

U.S. Market
Light vehicle sales (SAAR - units in millions)	16.8	17.0	17.0	16.9	17.5	(0.2)	(0.7)	16.9	17.2	(0.3)
Light vehicle sales (NSA - units in millions)	4.3	4.3	4.4	4.0	4.4	(0.0)	(0.1)	17.0	17.2	(0.2)
GM market share	17.3%	17.2%	16.9%	16.6%	18.0%			17.0%	17.2%
Chrysler market share	12.7%	13.1%	13.5%	12.4%	12.8%			13.0%	13.0%

Ally U.S. Consumer Penetration
GM	5.6%	5.7%	5.6%	5.7%	4.6%			5.6%	4.6%
Chrysler	12.5%	12.1%	11.1%	12.1%	10.7%			12.5%	10.7%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$27.0	$27.7	$27.9	$30.1	$32.3	$(0.7)	$(5.4)
Dealer loans and other	5.5	5.6	5.6	5.7	5.8	(0.1)	(0.3)

Total Commercial outstandings	$32.5	$33.3	$33.6	$35.7	$38.1	$(0.8)	$(5.6)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	27,832	29,985	29,267	26,030	25,706	(2,153)	2,126	113,114	135,365	(22,251)
Average gain / (loss) per vehicle	$99	$944	$776	$573	$1,089	$(844)	$(990)	$607	$661	$(54)
Total gain / (loss) ($ in millions)	$3	$28	$23	$15	$28	$(26)	$(25)	$69	$90	$(21)

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 4Q19.

4Q 2019 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Income Statement (GAAP View)
Net financing revenue
Interest and dividends on investment securities	$29	$28	$29	$27	$30	$1	$(1)	$113	$111	$2
Interest bearing cash	5	6	5	4	3	(1)	2	20	10	10

Total financing revenue and other interest revenue	34	34	34	31	33	—	1	133	121	12
Interest expense	21	20	19	19	18	1	3	79	67	12

Net financing revenue	13	14	15	12	15	(1)	(2)	54	54	—
Other revenue
Insurance premiums and service revenue earned	285	280	261	261	269	5	16	1,087	1,022	65
Other gain / (loss) on investments, net	51	6	23	95	(84)	45	135	175	(51)	226
Other income, net of losses	3	3	2	4	2	—	1	12	10	2

Total other revenue	339	289	286	360	187	50	152	1,274	981	293

Total net revenue	352	303	301	372	202	49	150	1,328	1,035	293
Noninterest expense
Compensation and benefits expense	20	19	20	21	18	1	2	80	75	5
Insurance losses and loss adjustment expenses	61	74	127	59	54	(13)	7	321	295	26
Other operating expenses	157	154	154	147	143	3	14	612	585	27

Total noninterest expense	238	247	301	227	215	(9)	23	1,013	955	58

Pre-tax income / (loss)	$114	$56	$—	$145	$(13)	$58	$127	$315	$80	$235

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$285	$280	$261	$261	$269	$5	$16	$1,087	$1,022	$65
Investment income (adjusted) (1)	36	30	34	42	22	6	13	141	115	26
Other income	3	3	2	4	2	—	1	12	10	2

Total insurance premiums and other income	324	313	297	307	293	11	30	1,240	1,147	93
Expense
Insurance losses and loss adjustment expenses	61	74	127	59	54	(13)	7	321	295	26
Acquisition and underwriting expenses
Compensation and benefit expense	20	19	20	21	18	1	2	80	75	5
Insurance commission expense	123	120	117	114	108	3	15	475	440	35
Other expense	34	34	37	33	35	(0)	(1)	137	145	(8)

Total acquisition and underwriting expense	177	173	174	168	161	4	16	692	660	32

Total expense	238	247	301	227	215	(9)	23	1,013	955	58

Core pre-tax income / (loss) (1)	86	66	(4)	80	78	20	7	227	192	35
Change in the fair value of equity securities (1)	28	(10)	4	65	(91)	38	120	88	(112)	200

Income / (loss) before income tax expense	$114	$56	$—	$145	$(13)	$58	$127	$315	$80	$235

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,742	$5,713	$5,538	$5,512	$5,092	$29	$650
Premiums receivable and other insurance assets	2,576	2,539	2,478	2,420	2,347	37	229
Other assets	229	226	225	247	295	3	(66)

Total assets	$8,547	$8,478	$8,241	$8,179	$7,734	$69	$813

Key Statistics
Total written premiums and revenue (2)	$335	$357	$314	$305	$298	$(22)	$37	$1,310	$1,174	$136
Loss ratio (3)	21.2%	26.1%	48.5%	22.2%	20.1%			29.2%	28.6%
Underwriting expense ratio (4)	61.5%	61.4%	65.9%	63.5%	59.4%			63.0%	64.0%

Combined ratio	82.7%	87.5%	114.4%	85.7%	79.5%			92.2%	92.6%

(1)

Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2)	Written premiums are net of ceded premium for reinsurance.
(3)	Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(4)	Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

4Q 2019 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$137	$144	$150	$146	$138	$(7)	$(1)	$577	$483	$94
Interest expense	101	105	104	96	90	(4)	11	406	304	102

Net financing revenue	36	39	46	50	48	(3)	(12)	171	179	(8)
Gain on mortgage loans, net	6	10	2	2	1	(4)	5	20	5	15
Other income, net of losses	—	—	2	—	1	—	(1)	2	2	—

Total other revenue	6	10	4	2	2	(4)	4	22	7	15

Total net revenue	42	49	50	52	50	(7)	(8)	193	186	7
Provision for loan losses	3	—	—	2	(3)	3	6	5	1	4
Noninterest expense
Compensation and benefits expense	7	7	9	8	8	—	(1)	31	32	(1)
Other operating expense	30	31	27	29	30	(1)	—	117	108	9

Total noninterest expense	37	38	36	37	38	(1)	(1)	148	140	8

Pre-tax income	$2	$11	$14	$13	$15	$(9)	$(13)	$40	$45	$(5)

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$16,181	$15,782	$16,485	$16,225	$15,155	$399	$1,026
Allowance for loan losses	(19)	(17)	(18)	(18)	(16)	(2)	(3)

Total finance receivables and loans, net	16,162	15,765	16,467	16,207	15,139	397	1,023
Other assets	117	818	117	94	72	(701)	45

Total assets	$16,279	$16,583	$16,584	$16,301	$15,211	$(304)	$1,068

4Q 2019 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$93	$93	$97	$90	$86	$—	$7	$373	$331	$42
Interest expense	29	33	36	36	35	(4)	(6)	134	127	7

Net financing revenue	64	60	61	54	51	4	13	239	204	35
Total other revenue (adjusted) (1)	15	10	12	7	6	4	9	43	47	(4)

Total net revenue	79	70	73	61	57	8	22	282	251	31
Provision for loan losses	7	3	3	23	10	4	(3)	36	12	24
Noninterest expense
Compensation and benefits expense	13	13	13	19	13	—	—	58	53	5
Other operating expense	9	9	9	10	9	—	—	37	33	4

Total noninterest expense	22	22	22	29	22	—	—	95	86	9
Core pre-tax income (1)	50	45	48	9	25	4	25	151	153	(2)

Change in the fair value of equity securities (2)	0	(1)	(2)	4	(4)	2	4	2	(9)	11

Pre-tax income	$50	$44	$46	$13	$21	$6	$29	$153	$144	$9

Balance Sheet (Period-End)
Cash, trading and investment securities	$8	$8	$9	$12	$7	$—	$1
Loans held for sale	100	240	195	24	47	(140)	53
Commercial loans	5,688	5,033	4,795	5,001	4,636	655	1,052
Allowance for loan losses	(77)	(75)	(87)	(96)	(77)	(2)	—

Total finance receivables and loans, net	5,611	4,958	4,708	4,905	4,559	653	1,052
Other assets	68	69	68	65	57	(1)	11

Total assets	$5,787	$5,275	$4,980	$5,006	$4,670	$512	$1,117

(1)

Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2)

Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

4Q 2019 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS						CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18		3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$224	$237	$248	$251		$240	$(13)	$(16)	$960	$815	$145
Interest expense
Core original issue discount amortization	8	7	7	7		23	0	(15)	29	86	(57)
Other interest expense	234	233	228	208		170	2	64	903	545	358

Total interest expense	242	240	235	215		193	2	49	932	631	301

Net financing (loss) / revenue	(18)	(3)	13	36		47	(15)	(65)	28	184	(156)
Other revenue
Other gain on investments, net	18	22	14	9		—	(4)	18	63	8	55
Other income, net of losses (1)	48	24	20	16		47	24	1	108	111	(3)

Total other revenue	66	46	34	25		47	20	19	171	119	52

Total net revenue	48	43	47	61		94	5	(46)	199	303	(104)
Provision for loan losses	11	(5)	(6)	(5)		(3)	16	14	(5)	(15)	10
Noninterest expense
Compensation and benefits expense	139	129	127	134		120	10	19	529	490	39
Other operating expense (2)	(22)	(41)	(49)	(54)		(33)	19	11	(166)	(157)	(9)

Total noninterest expense	117	88	78	80		87	29	30	363	333	30

Pre-tax (loss) / income	$(80)	$(40)	$(25)	$(14)		$10	$(40)	$(90)	$(159)	$(15)	$(144)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30,250	$30,445	$29,733	$28,963		$27,853	$(195)	$2,397
Loans held-for-sale	30	67	58	50		49	(37)	(19)
Consumer loans	1,489	1,405	1,467	1,496		1,570	84	(81)
Commercial loans (3)	129	165	142	135		126	(36)	3
Allowance for loan losses	(37)	(29)	(31)	(36)		(38)	(8)	1

Total finance receivables and loans, net	1,581	1,541	1,578	1,595		1,658	40	(77)
Other assets	4,307	4,000	4,319	4,234		4,390	307	(83)

Total assets	$36,168	$36,053	$35,688	$34,842		$33,950	$115	$2,218

	2020	2021	2022	2023	2024 & After
Core OID Amortization Schedule (4)
Remaining Core OID amortization expense	$34	$39	$45	$53	Avg = $	52/yr

(1)	Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.
(2)

Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $225 million for 4Q19, $225 million for 3Q19, $219 million for 2Q19, $229 million for 1Q19 and $220 million for 4Q18. Full year amounts were $899 million in 2019 and $854 million in 2018. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3)	Includes intercompany.
(4)	Represents a non-GAAP financial measure. For more details refer to page 21.

4Q 2019 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Asset Quality - Consolidated (1)
Ending loan balance	$128,220	$128,609	$129,210	$130,055	$129,926	$(389)	$(1,706)
30+ Accruing DPD	$2,709	$2,561	$2,227	$1,920	$2,598	$148	$111
30+ Accruing DPD %	2.11%	1.99%	1.72%	1.48%	2.00%
Non-performing loans (NPLs)	$1,012	$929	$903	$987	$1,092	$83	$(80)
Net charge-offs (NCOs)	$290	$267	$182	$237	$271	$23	$19	$976	$945	$31
Net charge-off rate (2)	0.91%	0.83%	0.56%	0.73%	0.85%			0.76%	0.75%

Provision for loan losses	$276	$263	$177	$282	$266	$13	$10	$998	$918	$80
Allowance for loan losses (ALLL)	$1,263	$1,277	$1,282	$1,288	$1,242	$(14)	$21

ALLL as % of Loans (3) (4)	0.99%	0.99%	0.99%	0.99%	0.96%
ALLL as % of NPLs (3)	125%	137%	142%	130%	114%
ALLL as % of NCOs (3)	109%	119%	176%	136%	115%

US Auto Delinquencies - HFI Retail Contract $’s (5)
Delinquent contract $	$2,616	$2,428	$2,113	$1,833	$2,501	$188	$115
% of retail contract $ outstanding	3.61%	3.32%	2.90%	2.56%	3.55%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $’s
Net charge-offs	$271	$253	$172	$234	$259	$18	$12	$930	$927	$3
% of avg. HFI assets (2)	1.49%	1.38%	0.95%	1.32%	1.48%			1.29%	1.33%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $’s
Net charge-offs	$10	$1	$1	$0	$0	$9	$10	$12	$5	$7
% of avg. HFI assets (2)	0.12%	0.02%	0.01%	0.00%	0.00%			0.04%	0.01%

(1)	Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.
(2)

Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3)

ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4)	Excludes $135 million of fair value adjustment for loans in hedge accounting relationships in 4Q19, $176 million in 3Q19, $153 million in 2Q19, $63 million in 1Q19 and $24 million in 4Q18.
(5)	Dollar amount of accruing contracts greater than 30 days past due

4Q 2019 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
CONTINUING OPERATIONS
	QUARTERLY TRENDS					CHANGE VS.
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18
Automotive Finance (1)
Consumer
Allowance for loan losses	$1,075	$1,090	$1,078	$1,070	$1,048	$(15)	$27
Total consumer loans (2)	$72,390	$73,071	$72,898	$71,553	$70,539	$(681)	$1,851
Coverage ratio (3)	1.49%	1.50%	1.48%	1.50%	1.49%

Commercial
Allowance for loan losses	$55	$66	$68	$68	$63	$(11)	$(8)
Total commercial loans	$32,490	$33,330	$33,575	$35,708	$37,924	$(840)	$(5,434)
Coverage ratio	0.17%	0.20%	0.20%	0.19%	0.17%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$19	$17	$18	$18	$16	$2	$3
Total consumer loans	$16,181	$15,782	$16,485	$16,225	$15,155	$399	$1,026
Coverage ratio	0.12%	0.11%	0.11%	0.11%	0.11%

Mortgage - Legacy
Allowance for loan losses	$27	$27	$31	$34	$37	$—	$(10)
Total consumer loans	$1,141	$1,228	$1,315	$1,433	$1,546	$(87)	$(405)
Coverage ratio	2.35%	2.23%	2.35%	2.36%	2.37%

Total Mortgage
Allowance for loan losses	$46	$44	$49	$52	$53	$2	$(7)
Total consumer loans	$17,322	$17,010	$17,800	$17,658	$16,701	$312	$621
Coverage ratio	0.27%	0.26%	0.27%	0.29%	0.32%

Consumer Other (1)(4)
Allowance for loan losses	$9					$9	$9
Total consumer loans	$201					$201	$201
Coverage ratio	4.65%

Corporate Finance (1)
Allowance for loan losses	$77	$75	$87	$96	$77	$2	$—
Total commercial loans	$5,688	$5,033	$4,795	$5,001	$4,636	$655	$1,052
Coverage ratio	1.35%	1.50%	1.81%	1.91%	1.66%

Corporate and Other (1)
Allowance for loan losses	$1	$2	$0	$2	$1	$(1)	$—
Total commercial loans	$129	$165	$142	$135	$126	$(36)	$3
Coverage ratio	0.69%	0.93%	0.34%	1.31%	1.15%

(1)

ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2)	Includes $135 million of fair value adjustment for loans in hedge accounting relationships in 4Q19, $176 million in 3Q19, $153 million in 2Q19, $63 million in 1Q19 and $24 million in 4Q18.
(3)	Excludes $135 million of fair value adjustment for loans in hedge accounting relationships in 4Q19, $176 million in 3Q19, $153 million in 2Q19, $63 million in 1Q19 and $24 million in 4Q18.
(4)	Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

4Q 2019 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18
Capital (1)
Risk-weighted assets	$145.0	$146.1	$145.9	$145.9	$146.6	$(1.1)	$(1.6)

Common Equity Tier 1 (CET1) capital ratio	9.5%	9.6%	9.5%	9.3%	9.1%
Tier 1 capital ratio	11.2%	11.2%	11.2%	11.0%	10.8%
Total capital ratio	12.8%	12.8%	12.7%	12.5%	12.3%

Tangible common equity / Tangible assets (2)(3)	7.8%	7.8%	7.8%	7.5%	7.3%
Tangible common equity / Risk-weighted assets (2)	9.6%	9.7%	9.6%	9.2%	8.9%

Shareholders’ equity	$14.4	$14.5	$14.3	$13.7	$13.3	$(0.1)	$1.1
less: Disallowed DTA	—	—	(0.1)	(0.1)	(0.1)	—	0.1
Certain AOCI items and other adjustments	(0.6)	(0.5)	(0.3)	—	0.3	(0.1)	(0.9)

Common Equity Tier 1 capital (4)	$13.8	$14.0	$13.9	$13.6	$13.4	$(0.2)	$0.4

Common Equity Tier 1 capital	$13.8	$14.0	$13.9	$13.6	$13.4	$(0.2)	$0.4
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	—	—
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$16.3	$16.4	$16.3	$16.0	$15.8	$(0.1)	$0.5

Tier 1 capital	$16.3	$16.4	$16.3	$16.0	$15.8	$(0.1)	$0.5
add: Qualifying subordinated debt	1.0	1.0	1.0	1.0	1.0	—	—
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	—	—

Total capital	$18.5	$18.6	$18.6	$18.3	$18.0	$(0.1)	$0.5

Total shareholders’ equity	$14.4	$14.5	$14.3	$13.7	$13.3	$(0.1)	$1.1
Goodwill and intangible assets, net of deferred tax liabilities	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(0.2)

Tangible common equity (2)	$14.0	$14.2	$14.0	$13.4	$13.0	$(0.2)	$1.0

Total assets	$180.6	$181.5	$180.4	$180.1	$178.9	$(0.9)	$1.7
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(0.2)

Tangible assets (3)	$180.2	$181.2	$180.2	$179.8	$178.6	$(1.0)	$1.6

Denominator for Common equity tier 1 ratio
Risk-weighted assets (transition)	$145.0	$146.1	$145.9	$145.9	$146.6
DTAs arising from temporary differences that could not be realized through NOL, net of VA and net of DTLs phased-in during transition	0.1	0.1	0.2	0.1	0.2

Risk-weighted assets (fully phased-in)	$145.1	$146.1	$146.0	$146.0	$146.8

Metric
Common equity tier 1 ratio (transition)	9.5%	9.6%	9.5%	9.3%	9.1%
Common equity tier 1 ratio (fully phased-in) (4)	9.5%	9.6%	9.5%	9.3%	9.1%

Note: Numbers may not foot due to rounding

(1)	Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital
(2)

Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3)	Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.
(4)

Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

4Q 2019 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18
Consolidated Available Liquidity
Cash and cash equivalents (1)	$3.1	$3.2	$3.2	$3.5	$4.2	$(0.0)	$(1.1)
Highly liquid securities (2)	24.7	23.5	21.5	20.3	12.8	1.2	11.9
Current committed unused capacity	2.1	2.0	1.6	1.8	1.9	0.1	0.1

Total current available liquidity	$29.9	$28.6	$26.3	$25.6	$19.0	$1.3	$10.9

Unsecured Long-Term Debt Maturity Profile	2020	2021	2022	2023	2024	2025 & After
Consolidated remaining maturities	$2.3	$0.7	$1.1	$—	$1.5	$6.8

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date
(2)	Includes unencumbered UST, Agency debt and Agency MBS

4Q 2019 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		YEARLY TRENDS
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Average Balance Details
Retail Auto Loans	$72,626	$73,162	$72,274	$70,981	$69,982	$(536)	$2,644	$72,268	$69,804	$2,464
Auto Lease (net of dep)	8,749	8,525	8,370	8,389	8,516	224	233	8,509	8,590	(81)
Commercial Auto	31,921	33,273	34,757	35,641	36,815	(1,352)	(4,894)	33,886	35,570	(1,684)
Corporate Finance	5,526	5,166	5,080	4,825	4,402	360	1,124	5,162	4,235	927
Mortgage	17,140	17,723	17,841	17,186	16,602	(583)	538	17,473	15,295	2,178
Cash, Securities and Other(1)	37,867	36,467	36,348	34,987	33,511	1,400	4,356	36,434	32,079	4,355

Total Earning Assets	$173,829	$174,316	$174,670	$172,009	$169,828	$(487)	$4,001	$173,732	$165,573	$8,159

Interest Revenue	2,180	2,257	2,252	2,187	2,168	(77)	12	8,876	8,027	849

Unsecured Debt (ex. Core OID balance) (2)(5)	$12,741	$13,164	$12,749	$12,664	$13,963	$(423)	$(1,222)	$12,831	$15,287	$(2,456)
Secured Debt	9,563	9,860	13,722	16,163	18,029	(297)	(8,466)	12,302	18,346	(6,044)
Deposits (3)	120,057	117,638	114,392	109,309	103,802	2,419	16,255	115,385	99,189	16,196
Other Borrowings (4)	18,000	19,996	20,720	21,712	22,451	(1,996)	(4,451)	20,097	21,070	(973)

Total Funding Sources (ex. Core OID balance) (2)	$160,361	$160,658	$161,583	$159,848	$158,245	$(297)	$2,116	$160,615	$153,892	$6,724

Interest Expense (ex. Core OID) (2)	1,016	1,062	1,088	1,048	1,005	(46)	12	4,214	3,551	664

Net Financing Revenue (ex. Core OID) (2)	$1,164	$1,195	$1,164	$1,139	$1,163	$(31)	$1	$4,662	$4,476	$185

Net Interest Margin (yield details)
Retail Auto Loan	6.68%	6.66%	6.58%	6.47%	6.39%	0.02%	0.29%	6.60%	6.14%	0.46%
memo: retail auto hedge impact	-0.07%	0.01%	0.02%	0.01%	0.05%	-0.08%	-0.12%	-0.01%	0.00%	-0.01%
Auto Lease (net of dep)	5.19%	6.24%	5.94%	5.56%	5.82%	-1.05%	-0.63%	5.74%	5.40%	0.34%
Commercial Auto	4.25%	4.59%	4.75%	4.80%	4.55%	-0.34%	-0.30%	4.61%	4.26%	0.35%
Corporate Finance	6.65%	7.14%	7.66%	7.48%	7.48%	-0.49%	-0.83%	7.23%	7.58%	-0.35%
Mortgage	3.46%	3.51%	3.71%	3.82%	3.73%	-0.05%	-0.27%	3.63%	3.64%	-0.01%
Cash, Securities and Other(1)	2.71%	2.82%	2.96%	3.09%	3.02%	-0.11%	-0.31%	2.88%	2.74%	0.14%

Total Earning Assets	4.97%	5.14%	5.17%	5.16%	5.06%	-0.17%	-0.09%	5.11%	4.85%	0.26%

Unsecured Debt (ex. Core OID & Core OID balance) (2)(5)	6.20%	6.15%	6.32%	6.37%	6.14%	0.05%	0.06%	6.26%	5.80%	0.46%
Secured Debt	2.92%	3.02%	3.16%	3.11%	2.95%	-0.10%	-0.03%	3.07%	2.71%	0.36%
Deposits (3)	2.11%	2.22%	2.29%	2.20%	2.00%	-0.11%	0.11%	2.20%	1.75%	0.45%
Other Borrowings (4)	2.42%	2.48%	2.48%	2.48%	2.33%	-0.06%	0.09%	2.47%	2.06%	0.41%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	2.51%	2.62%	2.70%	2.66%	2.52%	-0.11%	-0.01%	2.62%	2.31%	0.31%

NIM (as reported)	2.64%	2.70%	2.66%	2.67%	2.66%	-0.06%	-0.02%	2.67%	2.65%	0.02%
NIM (ex. Core OID & Core OID balance) (2)	2.66%	2.72%	2.67%	2.69%	2.72%	-0.06%	-0.06%	2.68%	2.70%	-0.02%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	20.1	20.3	20.6	20.9	21.3	(0.3)	(1.3)
Average retail deposit rate	2.02%	2.14%	2.22%	2.14%	1.93%

End of Period Deposit Levels
Retail	$103,734	$101,295	$98,600	$95,423	$89,121	$2,439	$14,613
Brokered & other(3)	17,018	17,935	17,725	17,876	17,057	(917)	(39)

Total deposits	$120,752	$119,230	$116,325	$113,299	$106,178	$1,522	$14,574

Deposit Mix
Retail CD	37%	36%	34%	34%	34%
MMA/OSA/Checking	49%	49%	51%	50%	50%
Brokered(3)	14%	15%	15%	16%	16%

(1)	‘Other’ includes held-for-investment consumer loans associated with Health Credit Services (HCS), now Ally Lending.
(2)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.
(3)	Includes retail, brokered, and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.
(4)	Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.
(5)	Includes trust preferred securities.

4Q 2019 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18
Mortgage Finance HFI Portfolio
Loan Value
Gross carry value	$16.2	$15.8	$16.5	$16.2	$15.2
Net carry value	$16.2	$15.8	$16.5	$16.2	$15.1

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.1%	0.1%	0.1%
% 30+ Day delinquent	0.5%	0.8%	0.6%	0.4%	0.5%
% Low/No documentation	0.1%	0.1%	0.1%	0.0%	0.0%
% Non-primary residence	4.5%	4.5%	4.7%	4.6%	4.4%
Refreshed FICO	774	774	774	772	774
Wtd. Avg. LTV/CLTV (1)	60.3%	60.7%	60.6%	60.7%	59.6%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.1	$1.2	$1.3	$1.4	$1.5
Net carry value	$1.1	$1.2	$1.3	$1.4	$1.5

Estimated Pool Characteristics
% Second lien	13.9%	14.0%	15.2%	15.6%	15.4%
% Interest only	0.1%	0.1%	0.2%	0.3%	0.2%
% 30+ Day delinquent	5.4%	5.2%	5.7%	5.4%	5.4%
% Low/No documentation	23.5%	23.2%	23.2%	23.2%	23.3%
% Non-primary residence	7.2%	7.1%	7.4%	7.5%	7.6%
Refreshed FICO	730	731	731	729	730
Wtd. Avg. LTV/CLTV (1)	63.8%	64.5%	65.4%	65.9%	65.8%

(1)

First lien only. Updated home values derived using a combination of appraisals, Broker Price opinion (BPOs), Automated valuation models (AVMs) and Metropolitan statistical area (MSA) level house price indices.

4Q 2019 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Earnings Per Share Data
GAAP net income attributable to common shareholders	$378	$381	$582	$374	$290	$(3)	$88	$1,715	$1,263	$452

Weighted-average common shares outstanding - basic (1)	380,793	390,205	398,100	404,129	411,931	(9,413)	(31,138)	393,234	425,165	(31,931)
Weighted-average common shares outstanding - diluted (1)	383,391	392,604	399,916	405,959	414,750	(9,213)	(31,359)	395,395	427,680	(32,285)
Issued shares outstanding (period-end)	374,332	383,523	392,775	399,761	404,900	(9,191)	(30,568)	374,332	404,900	(30,568)

Net income (loss) per share - basic (1)	$0.99	$0.98	$1.46	$0.93	$0.70	$0.02	$0.29	$4.36	$2.97	$1.39

Net income (loss) per share - diluted (1)	$0.99	$0.97	$1.46	$0.92	$0.70	$0.02	$0.29	$4.34	$2.95	$1.38

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$378	$381	$582	$374	$290	$(3)	$88	$1,715	$1,263	$452
Discontinued operations, net of tax	3	—	2	1	(1)	3	4	6	—	6
Core OID	8	7	7	7	23	0	(15)	29	86	(57)
Change in the fair value of equity securities (2)	(29)	11	(2)	(70)	95	(40)	(124)	(89)	121	(211)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (2)	4	(4)	(1)	13	(25)	8	29	13	(43)	56
Significant discrete tax items	—	—	(201)	—	—	—	—	(201)	—	(201)

Core net income attributable to common shareholders (3)	$364	$396	$387	$325	$382	$(31)	$(18)	$1,472	$1,427	$46

Denominator
Weighted-average common shares outstanding - diluted (1)	383,391	392,604	399,916	405,959	414,750	(9,213)	(31,359)	395,395	427,680	(32,285)

Adjusted EPS (4)	$0.95	$1.01	$0.97	$0.80	$0.92	$(0.06)	$0.03	$3.72	$3.34	$0.39

Memo

Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$8	$7	$7	$7	$23	$0	$(15)	$29	$86	$(57)
Other OID	3	3	3	3	2	(0)	1	13	15	(2)

GAAP original issue discount amortization expense	$11	$11	$10	$10	$26	$0	$(15)	$42	$101	$(59)

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,063)	$(1,071)	$(1,078)	$(1,085)	$(1,092)	$8	$29	$(1,063)	$(1,092)	$29
Other outstanding OID balance	(37)	(40)	(44)	(39)	(43)	3	6	(37)	(43)	6

GAAP outstanding original issue discount balance	$(1,100)	$(1,111)	$(1,122)	$(1,125)	$(1,135)	$11	$35	$(1,100)	$(1,135)	$35

Adjusted Other Revenue
GAAP Other Revenue	$487	$413	$395	$466	$298	$74	$189	$1,761	$1,414	$347
Change in the fair value of equity securities (2)	(29)	11	(2)	(70)	95	(40)	(124)	(89)	121	(211)

Adjusted Other Revenue	$458	$424	$393	$396	$393	$34	$65	$1,672	$1,535	$136

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,156	$1,188	$1,157	$1,132	$1,140	$(32)	$16	$4,633	$4,390	$243
Core OID	8	7	7	7	23	0	(15)	29	86	(57)

Net Financing Revenue (ex. Core OID)	$1,164	$1,195	$1,164	$1,139	$1,163	$(32)	$1	$4,662	$4,476	$186

(1)	Includes shares related to share-based compensation that vested but were not yet issued
(2)

Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3)

Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(4)

Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes significant discrete tax items that do not relate to the operating performance of the core businesses.

(5)

Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6)

Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

4Q 2019 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK VALUE PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18
Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information
Numerator
GAAP Common shareholder’s equity	$14.4	$14.5	$14.3	$13.7	$13.3	$(0.0)	$1.1
Goodwill and identifiable intangibles, net of DTLs	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(0.2)

Tangible common equity	14.0	14.2	14.0	13.4	13.0	(0.2)	1.0
Tax-effected Core OID balance (21% tax rate starting 4Q17)	(0.8)	(0.8)	(0.9)	(0.9)	(0.9)	0.0	0.0

Adjusted tangible book value (1)	$13.1	$13.3	$13.2	$12.6	$12.1	$(0.2)	$1.0

Denominator
Issued shares outstanding (period-end, thousands)	374,332	383,523	392,775	399,761	404,900	(9,191)	(30,568)

GAAP Common shareholder’s equity per share	$38.5	$37.7	$36.4	$34.3	$32.8	$0.8	$5.7
Goodwill and identifiable intangibles, net of DTLs per share	(1.2)	(0.7)	(0.7)	(0.7)	(0.7)	(0.5)	(0.5)

Tangible common equity per share	37.3	37.0	35.7	33.6	32.1	0.4	5.2
Tax-effected Core OID (21% tax rate starting 4Q17) per share	(2.2)	(2.2)	(2.2)	(2.1)	(2.1)	(0.0)	(0.1)

Adjusted tangible book value per share (1)	$35.1	$34.7	$33.6	$31.4	$29.9	$0.3	$5.1

(1)

Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

4Q 2019 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Core Return on Tangible Common Equity (“Core ROTCE”)
Numerator
GAAP net income attributable to common shareholders	$378	$381	$582	$374	$290	$(3)	$88	$1,715	$1,263	$452
Discontinued operations, net of tax	3	—	2	1	(1)	3	4	6	—	6
Core OID	8	7	7	7	23	0	(15)	29	86	(57)
Change in the fair value of equity securities (1)	(29)	11	(2)	(70)	95	(40)	(124)	(89)	121	(211)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (1)	4	(4)	(1)	13	(25)	8	29	13	(43)	56
Significant discrete tax items	—	—	(201)	—	—	—	—	(201)	—	(201)

Core net income attributable to common shareholders (2)	$364	$396	$387	$325	$382	$(31)	$(18)	$1,472	$1,427	$46

Denominator (2-period average, $billions)
GAAP shareholder’s equity	$14.4	$14.4	$14.0	$13.5	$13.2	$0.1	$1.3	$13.8	$13.4	$0.5
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)	(0.1)	(0.1)	(0.4)	(0.3)	(0.1)

Tangible common equity	$14.1	$14.1	$13.7	$13.2	$12.9	$(0.0)	$1.2	$13.5	$13.1	$0.4
Core OID balance	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	0.0	0.0	(1.1)	(1.1)	0.1
Net deferred tax asset (“DTA”)	(0.0)	(0.1)	(0.1)	(0.2)	(0.4)	0.1	0.3	(0.2)	(0.4)	0.2

Normalized common equity (3)	$13.0	$12.9	$12.5	$11.9	$11.4	$0.1	$1.6	$12.2	$11.6	$0.7
Core Return on Tangible Common Equity (4)	11.2%	12.3%	12.4%	10.9%	13.4%			12.0%	12.3%

(1)

Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2)

Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(3)	Normalized common equity is a non - GAAP measure calculated using 2 period average
(4)

Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. 1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and significant discrete tax items that do not relate to the operating performance of the core businesses. 2. In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2019 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 19	3Q 19	2Q 19	1Q 19	4Q 18	3Q 19	4Q 18	FY 2019	FY 2018	CHANGE
Adjusted Efficiency Ratio Calculation
Numerator
GAAP noninterest expense	$880	$838	$881	$830	$804	$42	$76	$3,429	$3,264	$165
Rep and warrant expense	—	(0)	(0)	—	1	0	(1)	(0)	3	(3)
Insurance expense	(238)	(247)	(301)	(227)	(215)	9	(23)	(1,013)	(955)	(58)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$642	$591	$580	$603	$590	$51	$52	$2,416	$2,312	$104

Denominator
Total net revenue	$1,643	$1,601	$1,552	$1,598	$1,438	$42	$205	$6,394	$5,804	$590
Core OID	8	7	7	7	23	0	(15)	29	86	(57)
Insurance revenue	(352)	(303)	(301)	(372)	(202)	(49)	(150)	(1,328)	(1,035)	(293)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,299	$1,305	$1,258	$1,233	$1,259	$(7)	$40	$5,095	$4,855	$240
Adjusted Efficiency Ratio (1)	49.4%	45.3%	46.1%	48.9%	46.9%			47.4%	47.6%

(1)

Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2019 Preliminary Results	24